Exhibit 99.2

Merit Medical Signs Purchase Agreement with BD for Divestment Assets

Disclosure Regarding Forward-Looking Statements This presentation and any accompanying management commentary include “forward-looking statements,” as defined within applicable securities laws and regulations. All statements in this presentation, other than statements of historical fact, are “forward-looking statements”, including projections of earnings, revenues, gross margins, operating margin, cash flow or other financial items, statements regarding our plans and objectives for future operations, facilities utilization, sales efficiencies, statements regarding expectations of closing the proposed transaction described in this presentation, statements concerning proposed products or services, statements regarding the integration, development or commercialization of our business or any business, assets or operations we have acquired or may acquire, statements regarding future economic conditions or performance, statements regarding governmental inquiries, investigations or proceedings and statements or assumptions underlying any of the foregoing. All forward-looking statements, including financial projections, included in this presentation are made as of the date of this presentation, and are based on information available to us as of such date. We assume no obligation to update or disclose revisions to any forward-looking statement, except as required by law or regulation. In some cases, forward-looking statements can be identified by the use of terminology such as “may,” “will,” “likely,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “projects,” ”forecast,” “potential,” “plan,” or other comparable terminology. Forward-looking statements are based on our current beliefs, expectations and assumptions regarding our business, domestic and global economies, regulatory and competitive environments and other conditions. There can be no assurance that such beliefs, expectations or assumptions or any of the forward-looking statements will prove to be correct. Actual results will likely differ, and may differ materially, from those projected or assumed in the forward-looking statements. Our future financial and operating results and condition, as well as any forward-looking statements, are subject to inherent risks and uncertainties such as those described in our Annual Report on Form 10-K for the year ended December 31, 2016 and other filings with the U.S. Securities and Exchange Commission. Such risks and uncertainties include the following risks: the dependence of the proposed acquisition on the closing of a separate transaction to which we are not a party, and regulatory and other conditions to closing associated with that transaction; the possibility that conditions to the closing of the proposed transaction will not be satisfied; our potential inability to successfully manage the proposed acquisition and achieve our anticipated operating and financial results, facilities utilization and other anticipated benefits; uncertainties as to whether we will achieve comparable sales, gross margin, cash flow and profitability results from the acquired assets as BD and Bard; unknown costs and risks associated with the acquired assets; growth through acquisitions, including the inability to commercialize technology acquired through completed, proposed or future transactions; product recalls and product liability claims; expenditures relating to research, development, testing and regulatory approval or clearance of our products and risks that such products may not be developed successfully or approved for commercial use; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving our business or the assets we propose to acquire; how the occurrence of any unanticipated event or cost in connection with the proposed assets may affect our projected ability to comply with debt covenants; reforms to the 510(k) process administered by the U.S. Food and Drug Administration; restrictions on our liquidity or business operations resulting from our current debt agreements; infringement of acquired technology or the assertion that any acquired technology infringes the rights of other parties; the potential of fines, penalties or other adverse consequences if our employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States or other countries; increases in the prices of commodity components; negative changes in economic and industry conditions in the United States or other countries; termination or interruption of relationships with our suppliers, or failure of such suppliers to perform, in each case including acquired supplier relationships; the effects of fluctuations in exchange rates on projected financial results; concentration of a substantial portion of our revenues among a few products and procedures; development of new products and technology that could render our existing or acquired products obsolete; market acceptance of new products; volatility in the market price of our common stock; modification or limitation of governmental or private insurance reimbursement policies; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; introduction of products in a timely fashion; price and product competition; availability of labor and materials; and fluctuations in and obsolescence of inventory. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The financial projections set forth in this presentation are based on a number of assumptions, estimates and forecasts. The inaccuracy of any one of those assumptions, estimates or forecasts could materially impact our financial results. Inevitably, some of those assumptions, estimates or forecasts will not occur, and unanticipated events and circumstances will occur subsequent to the date of this presentation. In addition to changes in the underlying assumptions, our future performance is subject to a number of risks and uncertainties with respect to our existing and proposed business, and other factors that may cause our actual results or performance to be materially different from any predicted or implied. Although we have attempted to identify important assumptions in the financial projections, there may be other factors that could materially affect our actual financial performance, and no assurance can be given that all material factors have been considered in the preparation of the financial projections. Accordingly, you should not place undue reliance on such projections. Future operating results are, in fact, impossible to predict.

Deal Highlights Biopsy Merit proposes to acquire the following assets: Achieve™ Biopsy Devices Temno™ Biopsy Devices Tru-Cut™ Biopsy Device Tru-Cut™

Deal Highlights Biopsy Complementary to Merit’s product offering and strategically fits into its current biopsy portfolio Merit CorVocet™ Biopsy Devices Merit Bone Biopsy Devices

Deal Highlights Home Drainage Merit proposes to acquire the following assets: Aspira® Pleural Effusion Drainage System Aspira® Peritoneal Drainage System Complementary to Merit’s product offering and strategically fits into its current drainage portfolio

Anticipated annual revenues of $42-$48 million Anticipated adjusted gross margins of 60-70% on acquired products Anticipated combined non-GAAP gross margin accretion of 50-120 basis points Anticipated non-GAAP EPS of $0.10-$0.19 and GAAP EPS of $0.01-$0.08 in adjusted accretion FY18 Purchase price of $100 million Financed out of existing credit facilities Projected Financial Highlights

Strategic Fit Within Merit’s PI Business Line

Global Capability – Global Expansion, Wholesale to Retail

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